                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 2, 2005


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

           Delaware                   1-7823                   43-1162835
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 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)

       One Busch Place,        St. Louis, Missouri               63118
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      (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
                                                          ------------


                                    NONE
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR   230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement

         Effective February 2, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Anheuser-Busch Companies, Inc. (the "Company") approved 2004 bonus payments to the Company's named executive officers and certain other officers of the Company and Anheuser-Busch, Incorporated. These bonus payments are made under the 2004 Officer Bonus Program (the "2004 Program") adopted by the Committee in February 2004 pursuant to and consistent with the objective of the Company's Officer Bonus Plan (the "Plan") upon certification by the Committee that the Performance Goal as established under the 2004 Program has been met. The Performance Goal is based upon a financial measure, specifically the achievement by the Company of a specified level of pre-tax earnings for 2004. The Committee has certified that the 2004 Performance Goal has been achieved, and has approved the following bonus payments to the Company's named executive officers:

Name and Principal Position                                  2004 Bonus Payment
---------------------------                                  ------------------

Patrick T. Stokes, President and Chief  Executive Officer        $3,139,500
August A. Busch III, Chairman of the Board                       $1,345,500
August A. Busch IV, Vice President and Group Executive           $  986,700
W. Randolph Baker, Vice President and Chief Financial Officer $ 627,900 Stephen K. Lambright, Former Group Vice President and
                      Senior Counsel (1)                         $  538,200
Douglas J. Muhleman, Group Vice President -
                     Brewing Operations and Technology           $  426,075


(1) Mr. Lambright retired from the Company on December 2, 2004.


                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ANHEUSER-BUSCH COMPANIES, INC.
                       (Registrant)

                       BY: /s/ JoBeth G. Brown
                          -------------------------
                          JoBeth G. Brown
                          Vice President and Secretary

February 7, 2005
    (Date)